UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2005 (March 25, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive
Midland, Texas  79705
(Address of Principal Executive Offices and Zip Code)

432/620-0300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective March 25, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of the Company rescinded certain options granted to Richard J. Alario, Chief Executive Officer and President and Newton W. Wilson, III, Senior Vice President and General Counsel of Key Energy Services, Inc. (the “Company”). Each officer has executed an Acknowledgement and Waiver of such rescission of the option grants under the Key Energy Group, Inc. 1997 Incentive Plan (the “Plan”).  Mr. Alario’s option grant was originally awarded as of June 3, 2004 for 250,000 option shares at an exercise price of $9.96.  Mr. Wilson’s option grant was originally awarded as of January 24, 2005 for 125,000 option shares at an exercise price of $11.70.  The option grants to Mr. Alario and Mr. Wilson were each rescinded out of abundance of caution and legal uncertainty as to whether the grants originally could have been made under the Sarbanes-Oxley Act of 2002 and consistent with the requirements of the Securities and Exchange Commission’s Reg BTR – Backout Trading Restriction, given the notification to the participants in the Key Energy Services, Inc. 401(k) plan that participants would be prohibited from acquiring additional shares of Company stock for an indeterminable period of time.

Mr. Alario and Mr. Wilson each waived any claim to their respective prior option grants and any claim that the rescission breaches the terms of their respective employment agreements with the Company.  Mr. Alario and Mr. Wilson each understand that the Committee intends to provide replacement incentives, in the form of equity-related incentives, cash or a combination thereof and they each acknowledge that there is currently no binding agreement to do so.

Item 7.01.  Regulation FD Disclosure

On March 28, 2005, the Company issued a new release announcing a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2003. A copy of the news release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits.

10.1               Acknowledgement and Waiver dated March 25, 2005 executed by Richard J. Alario

10.2               Acknowledgement and Waiver dated March 25, 2005 executed by Newton W. Wilson, III

99.1               News Release of Key Energy Services, Inc. dated March 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: March 29, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Acknowledgement and Waiver dated March 25, 2005 executed by Richard J. Alario

10.2	Acknowledgement and Waiver dated March 25, 2005 executed by Newton W. Wilson, III

99.1	News Release of Key Energy Services, Inc. dated March 28, 2005.